AEGION
Stronger. Safer. Infrastructure.

July 31, 2019
St. Louis, Missouri

AEGION CORPORATION REPORTS 2019 SECOND QUARTER FINANCIAL RESULTS

Strong Q2'19 results exceeded expectations; Reaffirming 2019 guidance and targeting further growth in 2020

- Q2'19 loss per diluted share was $0.27 compared to earnings per diluted share of $0.24 in Q2'18. Q2'19 adjusted (non-GAAP)[1] earnings per diluted share were $0.37, increasing 9% compared to $0.34 in Q2'18.
- Revenues for Q2'19 were $319 million. Excluding exited or to be exited operations, revenues on a same-store basis declined 2%, primarily driven by the expected reduction in large coating project contributions at Corrosion Protection.
- Adjusted gross margins increased to 21.3%, led by continued productivity improvements in North American CIPP operations and the exit of underperforming international CIPP businesses within Infrastructure Solutions, which overcame the impact of lost contributions from the high-margin coating projects within Corrosion Protection.
- Adjusted operating margins grew 50 basis points to 5.9%, driven by a $4 million, or 7%, decline in adjusted operating expenses as a result of restructuring and cost containment efforts.

[1]Adjusted (non-GAAP) results exclude certain charges related to the Company's restructuring activities, acquisition and divestiture-related activities, impairment of assets held for sale, credit facility amendment fees and impacts from the Tax Cuts and Jobs Act. Reconciliation of adjusted results begins on page 8.

Q2'19 HIGHLIGHTS

- Infrastructure Solutions delivered its highest quarterly gross margins in three years at 25.0%, driven by sharp improvements in North America and the exit of underperforming international CIPP operations.
- Corrosion Protection delivered adjusted gross margins of 22.1%, with strength in industrial lining activities helping to offset the impact of lost contributions from the large coating projects completed in the prior year. The North America cathodic protection business implemented multiple cost reduction initiatives that will yield more than $6 million in annualized savings over the next 12 months.
- Energy Services increased adjusted operating income 65% on strong top-line growth in core maintenance activities and improved operating leverage.
- Year-to-date operating cash flows of $14 million grew 38% compared to the prior year.

"Aegion's second quarter adjusted results exceeded expectations, bolstered by strong performance from Infrastructure Solutions and Energy Services.

We are now substantially complete with the multi-year restructuring activities to simplify, de-risk and improve profitability at Aegion. I am excited to move forward with a clear focus on leveraging our market-leading North America positions, differentiating through technology investments and capturing multiple growth opportunities within all core segments.

We are well positioned with solid backlog and operating momentum going into 2H'19. We are reaffirming our guidance for modest growth in adjusted EPS in 2019 compared to the prior year and see a strong sales funnel going into 2020 which should drive significant earnings expansion next year."

Charles R. Gordon, President and Chief Executive Officer


Revenues
$335.0
$318.7
(4.9%)
Q2'18
Q2'19
Gross Profit
$71.1
$67.4
(5.1%)
$71.1
$67.8
(4.5%)
Operating Income
$14.5
$0.5
(96.8%)
$18.2
$18.8
3.3%
$ in USD millions
– GAAP results
– Adjusted (non-GAAP)1 results
Gross Margin
21.2%
21.2%
21.2%
21.3%
Operating Margin
4.3%
0.1%
5.4%
5.9%

INFRASTRUCTURE SOLUTIONS DELIVERED DOUBLE-DIGIT ADJUSTED OPERATING MARGINS DESPITE LOWER REVENUES



Revenues
$160.7
$155.4
(3.3%)
Q2'18
Q2'19
Gross Profit
$35.9
$38.9
8.1%
$35.9
$38.8
7.9%
Operating Income
$12.9
$9.1
(29.4%)
$15.7
$19.9
27.1%
Gross Margin
22.4%
25.0%
22.4%
25.0%
Operating Margin
8.0%
5.9%
9.7%
12.8%
$ in USD millions
– GAAP results
– Adjusted (non-GAAP)[1] results

Q2'19 Highlights

- Revenues of $155 million declined 2% from the prior year, excluding exited or to be exited businesses, driven by heavy rains and flooding in the quarter that impacted volumes.
- Gross profit increased $3 million, led by productivity gains in North America and the exit of underperforming international CIPP operations, which combined drove a 260 basis point increase in gross margins to 25.0%.
- Adjusted operating expenses declined 7% on cost reduction and restructuring initiatives, leading to a 310 basis point expansion in adjusted operating margins.

2019 Outlook

Revenues for Infrastructure Solutions are expected to be flat to slightly up in 2019. Excluding the impact of exited or to be exited operations, revenues are projected to grow 2 to 4%, driven by continued improvements in crew productivity and project mix within North America CIPP. Adjusted gross margins are projected to improve 150 to 250 basis points.

- Contract backlog at June 30, 2019, excluding the impact of exited or to be exited businesses, declined 15% from the prior year, which was a record for North America CIPP. North America CIPP orders in the quarter exceeded planned targets and the backlog position and strong bid table outlook provide confidence in the revenue target for 2H'19.
- Management expanded the scope of international exits in the quarter to include the sale of remaining European contracting operations in Northern Ireland, Spain and the Netherlands. Management expects to complete the sale of these operations as well as Australia by the end of 2019.

Infrastructure Solutions delivered strong results in the quarter, driven by significant productivity improvements from North American CIPP operations as a result of a more than 30% reduction in controllable production misses year over year.

The segment is poised to benefit from multiple growth levers. The exit of all remaining European CIPP contracting operations will enable greater focus on leveraging the scale of our core North America CIPP business and we will serve the international markets with higher margin third-party product sales through our global manufacturing capabilities. Additionally, we continue to advance commercialization of key technology initiatives to expand our market reach.

Infrastructure Solutions Contract Backlog



$376.3
(17.6%)
$309.9
$343.7
(15.3%)
$291.0
– Exited or to be exited businesses
– Remaining
6/30/18
6/30/19

$ in USD millions

CORROSION PROTECTION RESULTS IMPACTED BY EXPECTED DECLINES FROM LARGE PROJECT CONTRIBUTIONS



Revenues
$96.4
$77.6
(19.5%)
Q2'18
Q2'19
Gross Profit
$24.5
$16.7
(32.0%)
$24.5
$17.2
(30.1%)
Q2'18
Q2'19
Q2'18
Q2'19
Operating Income (Loss)
$7.0
(155.6%)
$(3.9)
$7.4
$2.4
(67.5%)
Q2'18
Q2'19
Q2'18
Q2'19
Gross Margin
25.5%
21.5%
25.5%
22.1%
Q2'18
Q2'19
Q2'18
Q2'19
Operating Margin
7.2%
-5.0%
7.7%
3.1%
Q2'18
Q2'19
Q2'18
Q2'19
$ in USD millions
– GAAP results
– Adjusted (non-GAAP)[1] results

Q2'19 Highlights

- Revenues for the quarter declined 12% from the prior year, excluding exited or to be exited operations, driven by the loss of contributions from the large Middle East coating projects completed in the prior year.
- Adjusted gross margins of 22.1% were in line with historical ranges for the segment, excluding the benefit of high-margin large project contributions.
- Adjusted operating expenses declined 14% from the prior year on cost reduction initiatives, helping to mitigate the revenue impact on adjusted operating income.

2019 Outlook

Revenues are expected to decline 15 to 20% from the prior year. Excluding the impact of exited or to be exited operations, revenues are projected to decline 5 to 10%. Adjusted gross margins are projected to decline 150 to 250 basis points, driven by completion of the large Middle East coating projects in 2018 at very favorable margins.

- Contract backlog at June 30, 2019, excluding the impact of exited or to be exited businesses, increased 2% year over year to $134 million, more than offsetting a reduction of $15 million from the large Middle East coating projects.
- Management has substantially completed the exit of its industrial linings businesses in Mexico, Brazil and Argentina. Remaining exits of cathodic protection activities in the Middle East and the pipeline rehabilitation joint venture in South Africa are expected by the end of 2019.

Corrosion Protection results in the quarter were in line with expectations, driven by strong volumes and project execution in the industrial linings business.

Management remains focused on streamlining the fixed cost structure to improve operating margins for the segment. Cost reduction and productivity initiatives recently implemented within the North American cathodic protection business should yield annualized savings of more than $6 million over the next year and drive 2H'19 margins for the segment sharply higher. Additionally, bidding activity is under way to capture opportunities from the strong Middle East project funnel, which should increase backlog for industrial linings and coatings in the back half of the year and position the segment for significant growth in 2020.



Corrosion Protection
Contract Backlog
$161.3
$141.4
(12.3%)
$132.2
$134.4
1.7%
6/30/18
6/30/19
$ in USD millions
–Exited or to be exited businesses
–Remaining

ENERGY SERVICES DELIVERED YEAR-OVER-YEAR IMPROVEMENT ACROSS ALL KEY METRICS


Revenues
$77.9
$85.7
10.0%
Q2'18
Q2'19
Gross Profit
$10.6
$11.9
12.4%
Q2'18
Q2'19
$10.6
$11.9
12.4%
Q2'18
Q2'19
Gross Margin
13.6%
13.9%
Q2'18
Q2'19
13.6%
13.9%
Q2'18
Q2'19
Operating Income
$2.5
$4.1
64.4%
Q2'18
Q2'19
$2.5
$4.1
64.7%
Q2'18
Q2'19
Operating Margin
3.2%
4.8%
Q2'18
Q2'19
3.2%
4.8%
Q2'18
Q2'19
$ in USD millions
– GAAP results
– Adjusted (non-GAAP)¹ results

Q2'19 Highlights

- Revenues increased 10% from the prior year to $86 million, driven by higher maintenance contributions as a result of increased labor rates at sites transitioned to trade unions late last year as well as higher volumes related to emergency refinery repair work executed in the quarter.
- Gross margins improved 30 basis points to 13.9% due to improved utilization and favorable mix from higher-margin safety service offerings.
- Adjusted operating expenses were held largely flat with the prior year despite the strong top-line growth, which contributed to a 65% increase in operating income and 160 basis point expansion in operating margins to 4.8%.

Energy Services delivered strong year-over-year improvement across all key metrics in Q2'19, driven by higher volumes, margin expansion from specialty service offerings and successful efforts to improve operating leverage following the completion of labor transitions over the last two years.

Operating income for the segment is targeted to grow more than 20% in 2019 due to margin improvement across all service lines. Management remains focused on growing specialty service offerings and pursuing geographic expansion into the Rocky Mountain region.

2019 Outlook

Revenues are expected to decline 2 to 4% in 2019 due to a reduction in turnaround activities following an acceleration of activity in the prior year as well as lower construction volumes. Adjusted gross margins are projected to increase 50 to 100 basis points.

- Contract backlog at June 30, 2019 grew 9% from the prior year to $219 million, largely driven by increases in maintenance services.
- Management expects backlog for turnaround activity to pick up in 2H'19, which should position the segment for top-line growth in 2020.

Energy Services Contract Backlog


$199.9
$218.5
9.3%
6/30/18
6/30/19
$ in USD millions

Represents expected unrecognized revenues to be realized under long-term Master Service Agreements and other signed contracts, limited to the next 12 months of expected revenues.

RESTRUCTURING UPDATE

In August 2017, management announced a series of strategic actions intended to generate more predictable and sustainable long-term earnings growth, including plans to (i) divest our pipe coating and insulation businesses in Louisiana, The Bayou Companies, LLC and Bayou Wasco Insulation, LLC (collectively "Bayou"); (ii) exit all non-pipe related contract applications for the Tyfo® system in North America; (iii) right-size the cathodic protection services operation in Canada and the CIPP businesses in Australia and Denmark; and (iv) reduce corporate and other operating costs (the "2017 Restructuring").

During 2018, our board of directors approved additional actions with respect to the 2017 Restructuring, which included decisions to: (i) divest the Australia and Denmark CIPP businesses; (ii) take actions to further optimize operations within North America, including measures to reduce consolidated operating costs; and (iii) divest or otherwise exit multiple additional international businesses, including: (a) our cathodic protection installation activities in the Middle East, including Corrpower International Limited, our cathodic protection materials manufacturing and production joint venture in Saudi Arabia; (b) United Pipeline de Mexico S.A. de C.V., our Tite Liner® joint venture in Mexico; (c) our Tite Liner® businesses in Brazil and Argentina; (d) Aegion South Africa (Pty) Ltd, our Tite Liner® and CIPP joint venture in the Republic of South Africa; and (e) our CIPP contract installation operations in England. During the second quarter of 2019, we initiated plans to exit remaining European CIPP contract installation operations in the Netherlands, Spain and Northern Ireland.

We completed the divestiture of the Bayou business in August 2018 and the Denmark CIPP business in November 2018. We expect to exit all remaining businesses either through divestiture or shut down by the end of 2019.

Total pre-tax 2017 Restructuring and related impairment charges since inception were $149.0 million as of June 30, 2019 and consisted of cash charges totaling $34.3 million and non-cash charges totaling $114.7 million. Cash charges included employee severance, retention, extension of benefits, employment assistance programs and other restructuring costs associated with the restructuring efforts described above. Non-cash charges included (i) $86.4 million related to goodwill and long-lived asset impairment charges recorded in 2017 as part of exiting the non-pipe FRP contracting market in North America, and (ii) $28.4 million related to allowances for accounts receivable, write-off of inventory and long-lived assets, impairment of definite-lived intangible assets, as well as net losses on the disposal of both domestic and international entities.

We are substantially complete with activities associated with the 2017 Restructuring and expect future cash charges of less than $5 million related to the program. It is possible for additional non-cash charges associated with, among other things, final currency translation adjustments as well as net losses as part of the sale, closure and/or liquidation of international entities.

About Aegion Corporation (NASDAQ: AEGN)
Aegion combines innovative technologies with market-leading expertise to maintain, rehabilitate and strengthen infrastructure around the world. Since 1971, the Company has played a pioneering role in finding innovative solutions to rehabilitate aging infrastructure, primarily pipelines in the wastewater, water, energy, mining and refining industries. Aegion also maintains the efficient operation of refineries and other industrial facilities. Aegion is committed to Stronger. Safer. Infrastructure.® More information about Aegion can be found at www.aegion.com.

Forward-Looking Statements
The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Aegion's forward-looking statements in this news release represent its beliefs or expectations about future events or financial performance. These forward-looking statements are based on information currently available to Aegion and on management's beliefs, assumptions, estimates or projections and are not guarantees of future events or results. When used in this document, the words "anticipate," "estimate," "believe," "plan," "intend, "may," "will" and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the "Risk Factors" section of Aegion's Annual Report on Form 10-K for the year ended December 31, 2018, filed with the Securities and Exchange Commission on March 1, 2019, and in subsequently filed documents. In light of these risks, uncertainties and assumptions, the forward-looking events may not occur. In addition, Aegion's actual results may vary materially from those anticipated, estimated, suggested or projected. Except as required by law, Aegion does not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise. Investors should, however, review additional disclosures made by Aegion from time to time in Aegion's filings with the Securities and Exchange Commission. Please use caution and do not place reliance on forward-looking statements. All forward-looking statements made by Aegion in this news release are qualified by these cautionary statements.

Information regarding the impact of the Tax Cuts and Jobs Act consists of estimates which are forward looking and subject to change. We anticipate additional guidance, both at the federal and state level, to be forthcoming in 2019. As such, the impacts of the legislation may differ from our current estimates, interpretations and assumptions, possibly materially, and the amount of the impact on the Company may accordingly be adjusted over the course of 2019.

About Non-GAAP Financial Measures
Aegion has presented certain information in this release excluding certain items that impacted income, expense and earnings per share. The adjusted earnings per share in the quarters and six months ended June 30, 2019 and 2018, respectively, exclude charges related to the Company's restructuring activities, acquisition and divestiture-related activities, impairment of assets held for sale, project warranty accruals, credit facility amendment fees and impacts related to the Tax Cuts and Jobs Act.

Aegion management uses such non-GAAP information internally to evaluate financial performance for Aegion's operations because Aegion's management believes such non-GAAP information allows management to more accurately compare Aegion's ongoing performance across periods. As such, Aegion's management believes that providing non-GAAP financial information to Aegion's investors is useful because it allows investors to evaluate Aegion's performance using the same methodology and information used by Aegion management.

Aegion®, Tite Liner®, Tyfo® and Stronger. Safer. Infrastructure.® and the associated logos are the registered trademarks of Aegion Corporation and its affiliates. (AEGN-ER)

CONTACT: Aegion Corporation
David F. Morris, Executive Vice President and Chief Financial Officer
(636) 530-8000

AEGION CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(in thousands, except share and per share amounts)

	Quarters Ended June 30,		Six Months Ended June 30,	
	2019	2018	2019	2018
Revenues	$ 318,740	$ 335,030	$ 595,644	$ 659,891
Cost of revenues	251,303	263,977	479,912	527,334
Gross profit	67,437	71,053	115,732	132,557
Operating expenses	51,254	54,222	99,124	110,364
Impairment of assets held for sale	11,946	-	11,946	-
Acquisition and divestiture expenses	804	832	917	1224
Restructuring and related charges	2,974	1,540	4,060	3,329
Operating income (loss)	459	14,459	(315)	17,640
Other income (expense):				
Interest expense	(3,566)	(3,923)	(7,156)	(9,366)
Interest income	261	62	546	109
Other	(1,015)	(506)	(1,689)	(768)
Total other expense	(4,320)	(4,367)	(8,299)	(10,025)
Income (loss) before taxes on income	(3,861)	10,092	(8,614)	7,615
Taxes on income (loss)	4,286	2,894	3,524	1,893
Net income (loss)	(8,147)	7,198	(12,138)	5,722
Non-controlling interests (income) loss	(219)	723	(229)	130
Net income (loss) attributable to Aegion Corporation	$ (8,366)	$ 7,921	$ (12,367)	$ 5,852
Earnings (loss) per share attributable to Aegion Corporation:				
Basic	$ (0.27)	$ 0.24	$ (0.39)	$ 0.18
Diluted	$ (0.27)	$ 0.24	$ (0.39)	$ 0.18
Weighted average shares outstanding - Basic	31,216,886	32,378,260	31,459,557	32,430,819
Weighted average shares outstanding - Diluted	31,216,886	33,006,860	31,459,557	33,099,245

AEGION CORPORATION AND SUBSIDIARIES
STATEMENT OF OPERATIONS RECONCILIATION
(Unaudited) (Non-GAAP)
(in thousands, except per share amounts)

For the Quarter Ended June 30, 2019

Affected Line Items:	As Reported (GAAP)	Restructuring Charges (1)	Acquisition/ Divesture Related Expenses (2)	Tax Cuts And Jobs Act (3)	As Adjusted (Non-GAAP)
Cost of revenues	$ 251,303	$ (396)	$ -	$ -	$ 250,907
Gross profit	67,437	396	-	-	67,833
Operating expenses	51,254	(2,205)	-	(23)	49,026
Impairment of assets held for sale	11,946	-	(11,946)	-	-
Acquisition and divestiture expenses	804	-	(804)	-	-
Restructuring and related charges	2,974	(2,974)	-	-	-
Operating income	459	5,575	12,750	23	18,807
Other income (expense):					
Other	(1,015)	941	-	-	(74)
Income (loss) before taxes on income	(3,861)	6,516	12,750	23	15,428
Taxes on income (loss)	4,286	(862)	109	6	3,539
Net income (loss)	(8,147)	7,378	12,641	17	11,889
Net income (loss) attributable to Aegion Corporation	(8,366)	7,378	12,641	17	11,670
Diluted earnings (loss) per share:					
Net income (loss) attributable to Aegion Corporation	$ (0.27)	$ 0.24	$ 0.40	$ -	$ 0.37

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $396 primarily related to inventory write offs; (ii) pre-tax restructuring charges for operating expenses of $2,205 primarily related to wind-down expenses, reserves for potentially uncollectible receivables, fixed asset disposals and other restructuring-related charges; (iii) pre-tax restructuring and related charges of $2,974 related to employee severance, extension of benefits, employment assistance programs and contract termination costs; (iv) pre-tax restructuring charges for other expense of $941 related to net losses on disposal of certain restructured operations and the release of cumulative currency translation adjustments; and (v) foreign withholding taxes of $2,073 on the repatriation of foreign earnings.

(2) Includes the following non-GAAP adjustments: (i) pre-tax charges of $11,946 related to the impairment of held for sale operations (CIPP operations in Australia and the Netherlands, Corrpower and United Mexico); and (ii) pre-tax charges of $804 incurred primarily in connection with the Company's planned divestiture of its held for sale operations.

(3) Includes non-GAAP adjustments related to professional fees resulting from the Tax Cuts and Jobs Act.

AEGION CORPORATION AND SUBSIDIARIES
STATEMENT OF OPERATIONS RECONCILIATION
(Unaudited) (Non-GAAP)
(in thousands, except per share amounts)

For the Quarter Ended June 30, 2018

Affected Line Items:	As Reported (GAAP)	Restructuring Charges (1)	Acquisition/ Divesture Related Expenses (2)	Credit Facility Fees (3)	As Adjusted (Non-GAAP)
Operating expenses	$ 54,222	$ (1,373)	$ -	$ -	$ 52,849
Acquisition and divestiture expenses	832	-	(832)	-	-
Restructuring and related charges	1,540	(1,540)	-	-	-
Operating income	14,459	2,913	832	-	18,204
Other income (expense):					
Interest expense	(3,923)	-	-	64	(3,859)
Income before taxes on income	10,092	2,913	832	64	13,901
Taxes on income	2,894	463	178	17	3,552
Net income	7,198	2,450	654	47	10,349
Net income attributable to Aegion Corporation	7,921	2,450	654	47	11,072
Diluted earnings per share:					
Net income attributable to Aegion Corporation	$ 0.24	$ 0.08	$ 0.02	$ -	$ 0.34

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for operating expenses of $1,373 primarily related to wind-down expenses, reserves for potentially uncollectible receivables and other restructuring-related charges; and (ii) pre-tax restructuring and related charges of $1,540 related to employee severance, extension of benefits, employment assistance programs and contract termination costs.

(2) Includes non-GAAP adjustments primarily related to expenses incurred in connection with the Company's divestiture of Bayou.

(3) Includes non-GAAP adjustments related to certain out-of-pocket expenses associated with amending the Company's credit facility.

AEGION CORPORATION AND SUBSIDIARIES
STATEMENT OF OPERATIONS RECONCILIATION
(Unaudited) (Non-GAAP)
(in thousands, except per share amounts)

For the Six Months Ended June 30, 2019

Affected Line Items:	As Reported (GAAP)	Restructuring Charges (1)	Acquisition/ Divesture Related Expenses (2)	Project Warranty Accruals (3)	Tax Cuts And Jobs Act (4)	As Adjusted (Non-GAAP)
Cost of revenues	$ 479,912	$ (470)	$ -	$ (4,429)	$ -	$ 475,013
Gross profit	115,732	470	-	4,429	-	120,631
Operating expenses	99,124	(3,735)	-	-	(63)	95,326
Impairment of assets held for sale	11,946	-	(11,946)	-	-	-
Acquisition and divestiture expenses	917	-	(917)	-	-	-
Restructuring and related charges	4,060	(4,060)	-	-	-	-
Operating income (loss)	(315)	8,265	12,863	4,429	63	25,305
Other income (expense):						
Other	(1,689)	1,117	-	-	-	(572)
Income (loss) before taxes on income	(8,614)	9,382	12,863	4,429	63	18,123
Taxes on income (loss)	3,524	(594)	138	1,169	17	4,254
Net income (loss)	(12,138)	9,976	12,725	3,260	46	13,869
Net income (loss) attributable to Aegion Corporation	(12,367)	9,976	12,725	3,260	46	13,640
Diluted earnings (loss) per share:						
Net income (loss) attributable to Aegion Corporation	$ (0.39)	$ 0.32	$ 0.40	$ 0.10	$ -	$ 0.43

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $470 primarily related to inventory write offs; (ii) pre-tax restructuring charges for operating expenses of $3,735 primarily related to wind-down expenses, reserves for potentially uncollectible receivables, fixed asset disposals and other restructuring-related charges; (iii) pre-tax restructuring and related charges of $4,060 related to employee severance, extension of net benefits, employment assistance programs and contract termination costs; (iv) pre-tax restructuring charges for other expense of $1,117 related to losses on disposal of certain restructured operations and the release of cumulative currency translation adjustments; and (v) foreign withholding taxes of $2,073 on the repatriation of foreign earnings.

(2) Includes the following non-GAAP adjustments: (i) pre-tax charges of $11,946 related to the impairment of held for sale operations (CIPP operations in Australia and the Netherlands, Corrpower and United Mexico); and (ii) pre-tax charges of $917 incurred primarily in connection with the Company's planned divestiture of its held for sale operations.

(3) Includes non-GAAP adjustments for estimated project remediation charges related to a cured-in-place pipe project in the North American operations of Infrastructure Solutions.

(4) Includes non-GAAP adjustments related to professional fees resulting from the Tax Cuts and Jobs Act.

AEGION CORPORATION AND SUBSIDIARIES
STATEMENT OF OPERATIONS RECONCILIATION
(Unaudited) (Non-GAAP)
(in thousands, except per share amounts)

For the Six Months Ended June 30, 2018

Affected Line Items:	As Reported (GAAP)	Restructuring Charges (1)	Acquisition/ Divesture Related Expenses (2)	Credit Facility Fees (3)	As Adjusted (Non-GAAP)
Operating expenses	$ 110,364	$ (4,828)	$ -	$ -	$ 105,536
Acquisition and divestiture expenses	1,224	-	(1,224)	-	-
Restructuring and related charges	3,329	(3,329)	-	-	-
Operating income	17,640	8,157	1,224	-	27,021
Other income (expense):					
Interest expense	(9,366)	-	-	1,789	(7,577)
Income before taxes on income	7,615	8,157	1,224	1,789	18,785
Taxes on income	1,893	1,021	275	472	3,661
Net income	5,722	7,136	949	1,317	15,124
Net income attributable to Aegion Corporation	5,852	7,136	949	1,317	15,254
Diluted earnings per share:					
Net income attributable to Aegion Corporation	$ 0.18	$ 0.21	$ 0.03	$ 0.04	$ 0.46

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for operating expenses of $4,828 primarily related to wind-down expenses, reserves for potentially uncollectible receivables and other restructuring-related charges; and (ii) pre-tax restructuring and related charges of $3,329 related to employee severance, extension of benefits, employment assistance programs and contract termination costs.

(2) Includes non-GAAP adjustments primarily related to expenses incurred in connection with the Company's divestiture of Bayou.

(3) Includes non-GAAP adjustments related to certain out-of-pocket expenses and acceleration of certain unamortized fees associated with amending the Company's credit facility.

AEGION CORPORATION AND SUBSIDIARIES
Segment Reporting
(Unaudited) (Non-GAAP)
(in thousands)

	Quarter Ended June 30, 2019			Quarter Ended June 30, 2018		
	As Reported (GAAP)	Adjustments (1)	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments (2)	As Adjusted (Non-GAAP)
Revenues:						
Infrastructure Solutions	$ 155,439	$ -	$ 155,439	$ 160,732	$ -	$ 160,732
Corrosion Protection	77,597	-	77,597	96,389	-	96,389
Energy Services	85,704	-	85,704	77,909	-	77,909
Total Revenues	$ 318,740	$ -	$ 318,740	$ 335,030	$ -	$ 335,030
Gross Profit:						
Infrastructure Solutions	$ 38,871	$ (67)	$ 38,804	$ 35,949	$ -	$ 35,949
Gross Profit Margin	*25.0%*		*25.0%*	*22.4%*		*22.4%*
Corrosion Protection	16,692	463	17,155	24,537	-	24,537
Gross Profit Margin	*21.5%*		*22.1%*	*25.5%*		*25.5%*
Energy Services	11,874	-	11,874	10,567	-	10,567
Gross Profit Margin	*13.9%*		*13.9%*	*13.6%*		*13.6%*
Total Gross Profit	$ 67,437	$ 396	$ 67,833	$ 71,053	$ -	$ 71,053
Gross Profit Margin	*21.2%*		*21.3%*	*21.2%*		*21.2%*
Operating Income (Loss):						
Infrastructure Solutions	$ 9,120	$ 10,791	$ 19,911	$ 12,916	$ 2,747	$ 15,663
Operating Margin	*5.9%*		*12.8%*	*8.0%*		*9.7%*
Corrosion Protection	(3,863)	6,272	2,409	6,953	469	7,422
Operating Margin	*(5.0)%*		*3.1%*	*7.2%*		*7.7%*
Energy Services	4,107	6	4,113	2,498	-	2,498
Operating Margin	*4.8%*		*4.8%*	*3.2%*		*3.2%*
Corporate	(8,905)	1,279	(7,626)	(7,908)	529	(7,379)
Operating Margin	*(2.8)%*		*(2.4)%*	*(2.4)%*		*(2.2)%*
Total Operating Income	$ 459	$ 18,348	$ 18,807	$ 14,459	$ 3,745	$ 18,204
Operating Margin	*0.1%*		*5.9%*	*4.3%*		*5.4%*

(1) Includes non-GAAP adjustments related to:

Infrastructure Solutions - (i) pre-tax restructuring charges associated with severance and benefit related costs, early contract termination costs and other restructuring charges; (ii) acquisition and divestiture expenses; and (iii) impairment of assets held for sale.

Corrosion Protection - (i) pre-tax restructuring charges associated with severance and benefit related costs, early contract termination costs and other restructuring charges, (ii) acquisition and divestiture expenses; and (iii) impairment of assets held for sale.

Energy Services - pre-tax restructuring charges associated with severance and benefit related costs and other restructuring charges.

Corporate - (i) pre-tax restructuring charges primarily associated with severance and benefit related costs and legal expenses; and (ii) acquisition and divestiture expenses.

(2) Includes non-GAAP adjustments related to:

Infrastructure Solutions - (i) pre-tax restructuring charges associated with severance and benefit related costs, early contract termination costs and other restructuring charges; and (ii) acquisition and divestiture expenses.

Corrosion Protection - (i) pre-tax restructuring charges associated with severance and benefit related costs, early contract termination costs and other restructuring charges; and (ii) expenses incurred in connection with the acquisition of Hebna and divestiture of the Bayou business.

Corporate - (i) pre-tax restructuring charges primarily associated with severance and benefit related costs and legal expenses; and (ii) acquisition and divestiture expenses.

AEGION CORPORATION AND SUBSIDIARIES
Segment Reporting
(Unaudited) (Non-GAAP)
(in thousands)

	Six Months Ended June 30, 2019			Six Months Ended June 30, 2018		
	As Reported (GAAP)	Adjustments (1)	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments (2)	As Adjusted (Non-GAAP)
Revenues:						
Infrastructure Solutions	$ 286,982	$ -	$ 286,982	$ 295,159	$ -	$ 295,159
Corrosion Protection	142,095	-	142,095	194,494	-	194,494
Energy Services	166,567	-	166,567	170,238	-	170,238
Total Revenues	$ 595,644	$ -	$ 595,644	$ 659,891	$ -	$ 659,891
Gross Profit:						
Infrastructure Solutions	$ 65,457	$ 4,337	$ 69,794	$ 62,658	$ -	$ 62,658
Gross Profit Margin	*22.8%*		*24.3%*	*21.2%*		*21.2%*
Corrosion Protection	29,565	562	30,127	48,113	-	48,113
Gross Profit Margin	*20.8%*		*21.2%*	*24.7%*		*24.7%*
Energy Services	20,710	-	20,710	21,786	-	21,786
Gross Profit Margin	*12.4%*		*12.4%*	*12.8%*		*12.8%*
Total Gross Profit	$ 115,732	$ 4,899	$ 120,631	$ 132,557	$ -	$ 132,557
Gross Profit Margin	*19.4%*		*20.3%*	*20.1%*		*20.1%*
Operating Income (Loss):						
Infrastructure Solutions	$ 14,835	$ 17,373	$ 32,208	$ 16,153	$ 5,986	$ 22,139
Operating Margin	*5.2%*		*11.2%*	*5.5%*		*7.5%*
Corrosion Protection	(5,623)	6,534	911	11,915	1,966	13,881
Operating Margin	*(4.0)%*		*0.6%*	*6.1%*		*7.1%*
Energy Services	5,222	40	5,262	5,625	-	5,625
Operating Margin	*3.1%*		*3.2%*	*3.3%*		*3.3%*
Corporate	(14,749)	1,673	(13,076)	(16,053)	1,429	(14,624)
Operating Margin	*(2.5)%*		*(2.2)%*	*(2.4)%*		*(2.2)%*
Total Operating Income	$ (315)	$ 25,620	$ 25,305	$ 17,640	$ 9,381	$ 27,021
Operating Margin	*(0.1)%*		*4.2%*	*2.7%*		*4.1%*

(1) Includes non-GAAP adjustments related to:

Infrastructure Solutions - (i) pre-tax restructuring charges associated with severance and benefit related costs, early contract termination costs and other restructuring charges; (ii) acquisition and divestiture expenses; (iii) project warranty accrual; and (iv) impairment of assets held for sale.

Corrosion Protection - (i) pre-tax restructuring charges associated with severance and benefit related costs, early contract termination costs and other restructuring charges; (ii) acquisition and divestiture expenses; and (iii) impairment of assets held for sale.

Energy Services - pre-tax restructuring charges associated with severance and benefit related costs and other restructuring charges.

Corporate - (i) pre-tax restructuring charges primarily associated with severance and benefit related costs and legal expenses; and (ii) acquisition and divestiture expenses.

(2) Includes non-GAAP adjustments related to:

Infrastructure Solutions - (i) pre-tax restructuring charges associated with severance and benefit related costs, early contract termination costs and other restructuring charges; and (ii) expenses incurred in connection with the planned divestiture of the CIPP business in Australia.

Corrosion Protection - (i) pre-tax restructuring charges associated with severance and benefit related costs, early contract termination costs and other restructuring charges; and (ii) expenses incurred in connection with the acquisition of Hebna and divestiture of the Bayou business.

Corporate - (i) pre-tax restructuring charges primarily associated with severance and benefit related costs and legal expenses; and (ii) acquisition and divestiture expenses.

AEGION CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Unaudited)
(in thousands, except share amounts)

	June 30, 2019	December 31, 2018
Assets		
Current assets		
Cash and cash equivalents	$ 51,338	$ 83,527
Restricted cash	759	1,359
Receivables, net of allowances of $9,043 and $9,695, respectively	198,757	204,541
Retainage	31,441	33,572
Contract assets	56,661	62,467
Inventories	57,424	56,437
Prepaid expenses and other current assets	24,571	32,172
Assets held for sale	32,161	7,792
Total current assets	453,112	481,867
Property, plant & equipment, less accumulated depreciation	105,018	107,059
Other assets		
Goodwill	256,773	260,633
Intangible assets, less accumulated amortization	111,695	119,696
Operating lease assets	69,057	—
Deferred income tax assets	1,087	1,561
Other assets	18,726	21,601
Total other assets	457,338	403,491
Total Assets	$ 1,015,468	$ 992,417
Liabilities and Equity		
Current liabilities		
Accounts payable	$ 56,535	$ 64,562
Accrued expenses	99,556	88,020
Contract liabilities	25,387	32,339
Current maturities of long-term debt	32,810	29,469
Liabilities held for sale	17,392	5,260
Total current liabilities	231,680	219,650
Long-term debt, less current maturities	271,832	282,003
Operating lease liabilities	53,739	—
Deferred income tax liabilities	9,281	8,361
Other non-current liabilities	14,913	12,216
Total liabilities	581,445	522,230
Equity		
Preferred stock, undesignated, $.10 par – shares authorized 2,000,000; none outstanding	—	—
Common stock, $.01 par – shares authorized 125,000,000; shares issued and outstanding 30,941,394 and 31,922,409, respectively	309	319
Additional paid-in capital	102,841	122,818
Retained earnings	367,523	379,890
Accumulated other comprehensive loss	(42,940)	(40,290)
Total stockholders' equity	427,733	462,737
Non-controlling interests	6,290	7,450
Total equity	434,023	470,187
Total Liabilities and Equity	$ 1,015,468	$ 992,417

AEGION CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited) (in thousands)

	Six Months Ended June 30,			
	2019		2018	
Cash flows from operating activities:				
Net income (loss)	$	(12,138)	$	5,722
Adjustments to reconcile to net cash provided by operating activities:				
Depreciation and amortization		17,615		18,777
Gain on sale of fixed assets		(584)		(239)
Equity-based compensation expense		4,224		5,094
Deferred income taxes		601		395
Non-cash restructuring charges		1,409		2,980
Impairment of assets held for sale		11,946		-
Loss on foreign currency transactions		701		824
Other		(190)		477
Changes in operating assets and liabilities (net of acquisitions):				
Receivables net, retainage and contract assets		(289)		(6,007)
Inventories		(3,966)		(3,882)
Prepaid expenses and other assets		6,153		7,779
Accounts payable and accrued expenses		(5,887)		(9,960)
Contract liabilities		(5,056)		(12,616)
Other operating		(360)		853
Net cash provided by operating activities		14,179		10,197
Cash flows from investing activities:				
Capital expenditures		(14,328)		(13,616)
Proceeds from sale of fixed assets		968		595
Patent expenditures		(197)		(209)
Other acquisition activity		-		(3,000)
Net cash used in investing activities		(13,557)		(16,230)
Cash flows from financing activities:				
Proceeds from issuance of common stock upon stock option exercises		956		-
Repurchase of common stock		(25,171)		(18,609)
Distributions to non-controlling interests		(1,409)		-
Credit facility amendment fees		-		(1,093)
Payments on notes payable, net		(179)		(22)
Proceeds from line of credit, net		7,000		9,000
Principal payments on long-term debt		(13,125)		(13,125)
Net cash used in financing activities		(31,928)		(23,849)
Effect of exchange rate changes on cash		226		(830)
Net decrease in cash, cash equivalents and restricted cash for the period		(31,080)		(30,712)
Cash, cash equivalents and restricted cash, beginning of year		84,886		108,545
Cash, cash equivalents and restricted cash, end of period		53,806		77,833
Cash, cash equivalents and restricted cash associated with assets held for sale, end of period		(1,709)		(1,641)
Cash, cash equivalents and restricted cash, end of period	$	52,097	$	76,192